Exhibit (g)(13) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

TWENTIETH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds, to add certain Funds to, and to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 8/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 8/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017.

TWENTY-FIRST AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of October 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 10/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 10/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017.

TWENTY-SECOND AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017.